Managed
HIGH INCOME
PORTFOLIO INC.

                               [GRAPHIC OMITTED]

                                                                       Quarterly
                                                                          Report
                                                               November 30, 1997

                                                                     Managed
                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.
LETTER TO
SHAREHOLDERS
May 31, 1998

Dear Shareholder:

   We are pleased to provide the first quarter report for the Managed High Income Portfolio Inc. ("Fund") for the three months ended May 31, 1998. During the past three months, the Fund paid income dividends totaling $0.26 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its May 31, 1998 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.

                                       Annualized               Three-Month
          Price Per Share            Distribution Rate         Total Return
          -------------             -----------------          ------------
          $11.81 (NAV)                    8.74%                     1.73%
          $11.438 (NYSE)                  9.02%                    (0.47)%

   The Fund generated a total return based on NAV of 1.73% for the past three months. The Fund's performance compares favorably with the three-month average total return of 1.44% for closed-end high yield bond funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent mutual fund performance tracking organization). We believe we have been able to generate consistent performance returns in the Portfolio through prudent asset selection with a heavy focus on companies with improving fundamentals.

Market and Economic Overview

   The high yield bond market generated relatively weak results in May 1998 and underperformed most other bond market sectors. Total returns for the U.S. bond markets were in the 0.25% to 2.47% range, with the high yield bond market at the lower end of that range.

   The 30-year U.S. Treasury bond generated the strongest results of all the sectors, as many investors became more convinced that the Asian crisis would contribute to an economic slowdown in the U.S. beginning in the second quarter of 1998. Moreover, an extremely heavy amount of new high yield bond issues caused the high yield bond market to underperform other sectors of the U.S. bond market. The higher-rated issues generated the strongest results among high yield bonds given their greater sensitivity to interest rates. The lowest-rated high yield bond issues generated negative returns, which was not surprising given their greater sensitivity to the stock market's performance. In fact, the stock market generated its weakest results since the mini-correction of October 1998 at the close of the reporting period.

   The year-to-date total of newly issued high yield bonds was roughly $75 billion and is more than twice last year's figure of $35 billion. The year-to-date $15 billion of cash inflows into high yield bond mutual funds, while above last year's total of $8 billion, was clearly insufficient to counterbalance the extremely heavy new issue calendar. Fortunately, continued strong demand for high yield bonds from pension funds and insurance companies somewhat limited the underperformance of the high yield bond market versus other bond sectors in May 1998.

   Yet the current U.S. economy remains generally supportive of high yield bonds and inflation continues to be modest. In fact, recent retail sales growth in U.S., housing sales and employment growth remains quite strong. We believe that it's still an open question whether Asia's problems will have any meaningful negative impact on future U.S. economic growth. While the Federal Reserve Board ("Fed") remains concerned about the strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

Fund Strategy and Market Outlook

   The Fund is cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high yield bonds. As of May 31, 1998, the Fund's average maturity was approximately 61 1/42 years on a call adjusted basis. (Call adjusted basis means the bonds are callable earlier than their maturity.) In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

   As high yield bond spreads continued to widen during May and into June 1998, we began to take advantage of what we believed were attractively priced "B" rate issues. Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by disinflationary trends over the past six months. (Disinflation is the slowing down of the rate at which prices increase. Disinflation should not be confused with deflation, which is when prices actually fall.) We have recently started to lower our exposure to the energy industry given the continued weakness in energy prices and the expectation that as long as Asia remains mired in difficulties, energy prices should remain depressed.

   Many other high-yield bond funds continue to be aggressively invested in lower-quality high yield bonds in an effort to maintain their dividend yields and to generate competitive performance. As a result of the recent correction in the world's stock markets, these more speculative high yield bond issues started to perform poorly during the past six weeks. Given their more speculative features, lower-quality high yield bonds tend to correlate more closely to the performance of broad stock markets than other kinds of bonds. In addition, many high yield bond funds have continued to invest in emerging market government bonds, common stocks, convertible securities and derivatives, all of which have suffered varying degrees of corrections. On the other hand, the Fund remains an essentially style pure investment and we have stayed committed to owning better quality high yield bonds that should be much less vulnerable to higher stock market volatility.

   We believe that the Fund is appropriately positioned for the current economic environment, which we think is vulnerable to any disappointments. While we still expect economic growth to slow and corporate profit margins may deteriorate for the rest of 1998, we do not anticipate any meaningful U.S. economic slowdown for the balance of the year. As a result, we have become more opportunistically invested in select better-priced "B-" and "BB-" rated new issues. Moreover, we will continue to maintain the Fund's relatively sound credit quality orientation given the higher volatility in the financial markets lately.

   In closing, thank you for investing in the Managed High Income Portfolio. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

 Sincerely,


/s/ Heath B. McLendon                 /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                     John C. Bianchi, C.F.A.
Chairman                              Vice President and
                                      Investment Officer

June 15, 1998

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 30. Below is a short summary of how the Dividend Reinvestment Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Dividend Reinvestment Plan and about how you can participate, please call First Data Investors Services Group at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 90.8%
-------------------------------------------------------------------------------------------------
Automotive Suppliers -- 0.5%
  $2,600,000        B-      Eagle-Picher Industrial Inc., Sr. Sub. Notes,
                               9.375% due 3/1/08.............................         $ 2,655,250
-------------------------------------------------------------------------------------------------
Cable Television -- 9.8%
   3,050,000        BB-     Century Communications Inc., Sr. Notes,
                               8.750% due 10/1/07............................           3,164,375
   4,675,000        B2*     Comcast UK Cable, Debentures,
                               step bond to yield 11.500% due 11/15/07.......           3,856,875
                            CSC Holding Inc., Sr. Sub Notes:
   9,220,000        BB-        9.875% due 2/15/13............................          10,326,400
   3,250,000        BB-        10.500% due 5/15/16...........................           3,802,500
   3,175,000        BB-        9.875% due 4/1/23.............................           3,532,188
   1,515,000        BBB-    Le Groupe Videotron, Sr. Notes,
                               10.625% due 2/15/05...........................           1,698,694
   1,525,000        B3*     Marcus Cable Capital Corp., Sr. Discount Notes,
                               step bond to yield 12.661% due 12/15/05.......           1,401,094
                            Rogers Cablesystems Inc.:
   2,275,000        BB+        Sr. Notes, 10.000% due 3/15/05................           2,519,563
   2,575,000        BB+        Sr. Secured Debentures,
                                 10.000% due 12/1/07.........................           2,851,813
   7,175,000        BB-        Sr. Sub. Debentures, 11.000% due 12/1/15......           8,430,625
   2,900,000        BB-     Rogers Communications, Sr. Notes,
                               8.875% due 7/15/07............................           2,929,000
  10,250,000        B       United International Holdings Inc., Sr. Discount
                               Notes, step bond to yield 10.653%
                               due 2/15/08...................................           6,483,125
-------------------------------------------------------------------------------------------------
                                                                                       50,996,252
-------------------------------------------------------------------------------------------------
Capital Goods -- 1.9%
   1,750,000        B-      Alvey Systems Inc., Sr. Sub. Notes,
                               step bond to yield 11.375% due 1/31/03........           1,830,938
   2,265,000        B3*     Interlake Corp., Sr. Sub. Debentures,
                               12.125% due 3/1/02............................           2,338,613
   2,900,000        B2*     Intertek Finance PLC, Sr. Sub. Notes,
                               10.250% due 11/1/06...........................           3,084,875


                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Capital Goods -- 1.9% (continued)
  $2,650,000        B+      Park-Ohio Industries, Sr. Sub. Notes,
                               9.250% due 12/1/07 (a)........................         $ 2,736,125
-------------------------------------------------------------------------------------------------
                                                                                        9,990,551
-------------------------------------------------------------------------------------------------
Cellular -- 3.2%
   6,650,000        B3*     Clearnet Communications Inc.,
                               step bond to yield 13.586% due 12/15/05.......           5,552,750
   5,025,000        B-      Millicom International Cellular SA,
                               Sr. Discount Notes, step bond to yield
                               13.500% due 6/1/07............................           3,888,094
                            Telesystem International Wireless Inc.,
                               Sr. Discount Notes:
   1,200,000        CCC+         10.500% due 11/1/07 (a).....................             732,000
   9,575,000        B            Step bond to yield 12.395% due 6/30/07......           6,511,000
-------------------------------------------------------------------------------------------------
                                                                                       16,683,844
-------------------------------------------------------------------------------------------------
Chemicals -- 1.2%
   3,000,000        B1*     NL Industries Inc., Sr. Notes,
                               11.750% due 10/15/03..........................           3,307,500
   2,600,000        B       Unifrax Investment Corp., Sr. Notes,
                               10.500% due 11/1/03...........................           2,736,500
-------------------------------------------------------------------------------------------------
                                                                                        6,044,000
-------------------------------------------------------------------------------------------------
Computers/Components/Distributors -- 5.8%
   2,300,000        B       Celestica International Inc., Sr. Sub. Notes,
                               10.500% due 12/31/06..........................           2,541,500
   5,275,000        B       Fairchild Semiconductor Corp.,
                               Sr. Sub. Notes, 10.125% due 3/15/07...........           5,472,813
                            Unisys Corp., Sr. Notes:
   6,200,000        B+         12.000% due 4/15/03...........................           7,037,000
   7,775,000        B+         11.750% due 10/15/04..........................           8,999,563
                            Viasystems Inc., Sr. Sub. Notes:
   5,050,000        B-         9.750% due 6/1/07.............................           5,201,500
     600,000        B-         9.750% due 6/1/07 (a).........................             618,000
-------------------------------------------------------------------------------------------------
                                                                                       29,870,376
-------------------------------------------------------------------------------------------------


6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Drug Retailers/Wholesalers -- 0.6%
  $2,600,000        B-      Pharmaceutical Fine Chemicals Inc.,
                               Sr. Sub. Notes, 9.750% due 11/15/07 (a).......         $ 2,951,000
-------------------------------------------------------------------------------------------------
Electronics -- 0.4%
   1,800,000        B-      Axiohm Transaction Solutions Inc.,
                               Sr. Sub Notes, 9.750% due 10/1/07 (a).........           1,840,500
-------------------------------------------------------------------------------------------------
Energy -- 0.3%
   1,350,000        BB-     J. Ray McDermott SA, Sr. Sub. Notes,
                               9.375% due 7/15/06............................           1,461,375
-------------------------------------------------------------------------------------------------
Environmental Services -- 0.5%
   2,325,000        B+      Allied Waste North America Inc.,
                               Company Guaranty, 10.250% due 12/1/06.........           2,569,125
-------------------------------------------------------------------------------------------------
Food Wholesalers -- 0.3%
   1,325,000        B+      Ameriserve Food Distribution Inc.,
                               Company Guaranty, 8.750% due 10/15/06.........           1,366,406
-------------------------------------------------------------------------------------------------
Forest Products -- 1.4%
   6,525,000        B+      SD Warren Co., Sr. Sub. Notes,
                               12.000% due 12/15/04..........................           7,259,063
-------------------------------------------------------------------------------------------------
Gaming -- 1.8%
   1,300,000        B       Aztar Corp., Sr. Sub. Notes,
                               13.750% due 10/1/04...........................           1,495,000
   3,025,000        Ba1*    Mohegan Tribal Gaming, Sr. Notes,
                               13.500% due 11/15/02..........................           3,906,031
   3,275,000        B       Showboat Inc., Sr. Sub. Notes,
                               13.000% due 8/1/09............................           4,015,969
-------------------------------------------------------------------------------------------------
                                                                                        9,417,000
-------------------------------------------------------------------------------------------------
Industrials -- 0.4%
   2,000,000        Caa*    Thermadyne Holdings, step bond to yield
                               12.500% due 6/1/08............................           1,105,000
   1,050,000        B3*     Thermadyne Manufacturing LLC, Sr. Sub. Notes,
                               9.875% due 6/1/08.............................           1,055,250
-------------------------------------------------------------------------------------------------
                                                                                        2,160,250
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Infrastructure -- 0.1%
  $1,000,000        BB      GS Superhighway Holdings Inc., Sr. Notes,
                               10.250% due 8/15/07...........................          $  758,750
-------------------------------------------------------------------------------------------------
Leisure Time -- 1.3%
   4,650,000        B3*     Outboard Marine Corp., Sr. Notes,
                               10.750% due 6/1/08 (a)........................           4,702,313
   2,000,000        B-      Premier Parks Inc., Sr. Notes,
                               9.250% due 4/1/06.............................           2,037,500
-------------------------------------------------------------------------------------------------
                                                                                        6,739,813
-------------------------------------------------------------------------------------------------
Lodging -- 1.7%
   3,250,000        B-      Courtyard by Marriott, Sr. Notes,
                               10.750% due 2/1/08............................           3,591,250
                            HMH Properties Inc., Company Guaranty:
   2,000,000        BB-        9.500% due 5/15/05............................           2,165,000
   2,550,000        BB-        8.875% due 7/15/07............................           2,840,063
-------------------------------------------------------------------------------------------------
                                                                                        8,596,313
-------------------------------------------------------------------------------------------------
Medical Products -- 0.7%
     750,000        B-      Fisher Scientific International Inc.,
                               Sr. Sub. Notes, 9.000% due 2/1/08 (a).........             751,875
   2,675,000        B-      Graphic Controls Corp., Sr. Sub. Notes,
                               12.000% due 9/15/05...........................           3,002,688
-------------------------------------------------------------------------------------------------
                                                                                        3,754,563
-------------------------------------------------------------------------------------------------
Metals/Mining -- 3.2%
   5,725,000        B-      Haynes International Inc., Sr. Notes,
                               11.625% due 9/1/04............................           6,426,313
   6,150,000        B2*     Kaiser Aluminum & Chemical Corp.,
                               Sr. Sub. Notes, 12.750% due 2/1/03............           6,549,750
   1,325,000        B2*     Koppers Industry Inc., Sr. Sub. Notes,
                               9.875% due 12/1/07 (a)........................           1,394,563
   2,000,000        B       WHX Corp., Sr. Sub. Notes,
                               10.500% due 4/15/05 (a).......................           2,070,000
-------------------------------------------------------------------------------------------------
                                                                                       16,440,626
-------------------------------------------------------------------------------------------------


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Nursing Homes/Alternative Sites -- 4.3%
                            Integrated Health Services, Sr. Sub. Notes:
  $  900,000        B2*        9.500% due 9/15/07............................          $  933,750
   4,925,000        B2*        9.250% due 1/15/08 (a)........................           5,048,125
   7,750,000        B-      Magellan Health Services, Sr. Sub. Notes,
                               9.000% due 2/15/08 (a)........................           7,691,875
   4,500,000        B-      Paragon Health Networks, Inc., Sr. Sub. Notes,
                               9.500% due 11/1/07 (a)........................           4,556,250
                            Sun Healthcare Group Inc., Sr. Sub. Notes:
   1,000,000        B2*        9.500% due 7/1/07 (a).........................           1,020,000
   3,025,000        B2*        9.375% due 5/1/08.............................           3,032,563
-------------------------------------------------------------------------------------------------
                                                                                       22,282,563
-------------------------------------------------------------------------------------------------
Oil & Gas/Oil Services -- 9.2%
   2,575,000        B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                               8.750% due 9/15/07 (a)........................           2,587,875
   4,350,000        B+      Clark USA Inc., Sr. Notes,
                               10.875% due 12/1/05...........................           4,752,375
   1,550,000        B2*     Coho Energy Inc., Sr. Sub. Notes,
                               8.875% due 10/15/07...........................           1,484,125
   4,965,000        B+      Dawson Product Services Inc., Sr. Notes,
                               9.375% due 2/1/07.............................           5,027,063
   2,315,000        CCC+    Deeptech International Inc., Sr. Notes,
                               12.000% due 12/15/00..........................           2,569,650
   4,150,000        Ba2*    Gulf Canada Resources Ltd., Sub. Debentures,
                               9.625% due 7/1/05.............................           4,502,750
   2,150,000        B+      ICO, Inc., Sr. Notes, 10.375% due 6/1/07.........           2,241,375
                            Ocean Energy Inc.:
   2,750,000        B1*        Company Guaranteed, 9.750% due 10/1/06........           3,025,000
   1,250,000        B1*        Company Guaranteed, 8.875% due 7/15/07........           1,315,625
   2,625,000        B          Sr. Sub. Notes, 10.375% due 10/15/05..........           2,920,313
                            Parker Drilling Co., Sr. Notes:
   2,500,000        B+         9.750% due 11/15/06...........................           2,612,500
   5,625,000        B+         9.750% due 11/15/06 (a).......................           5,878,125


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Oil & Gas/Oil Services -- 9.2% (continued)
  $2,600,000        BB      Pride Petroleum Services Inc., Sr. Notes,
                               9.375% due 5/1/07.............................         $ 2,782,000
   3,550,000        BB-     Santa Fe Energy Resources, Sr. Sub. Debentures,
                               11.000% due 5/15/04...........................           3,860,625
   2,150,000        B2*     Stone Energy Corp., Company Guaranteed,
                               8.750% due 9/15/07............................           2,182,250
-------------------------------------------------------------------------------------------------
                                                                                       47,741,651
-------------------------------------------------------------------------------------------------
Packaged & Branded Food -- 1.7%
   2,675,000        B-      B&G Foods Inc., Company Guaranteed,
                               9.625% due 8/1/07 (a).........................           2,755,250
   4,625,000        B       Imperial Holly Corp., Sr. Sub. Notes,
                               9.750% due 12/15/07 (a).......................           4,671,250
   1,365,000        B2*     Van de Kamp Inc., Sr. Sub. Notes,
                               12.000% due 9/15/05...........................           1,528,800
-------------------------------------------------------------------------------------------------
                                                                                        8,955,300
-------------------------------------------------------------------------------------------------
Packaging -- 1.4%
   2,500,000        B       Huntsman Packaging Corp., Sr. Sub. Notes,
                               9.125% due 10/1/07 (a)........................           2,553,125
   3,000,000+       B       Impress Metal Holding, Sr. Sub. Notes,
                               9.875% due 5/29/07............................           1,800,538
   2,750,000        B-      Tekni-Plex Inc., Sr. Sub. Notes,
                               9.250% due 3/1/08 (a).........................           2,763,750
-------------------------------------------------------------------------------------------------
                                                                                        7,117,413
-------------------------------------------------------------------------------------------------
Pharmaceuticals/Biotechnology -- 1.0%
   5,100,000        BB      ICN Pharmaceuticals Inc., Sr. Notes,
                               9.250% due 8/15/05............................           5,425,125
-------------------------------------------------------------------------------------------------
Pollution Control -- 0.4%
   2,225,000        NR      CIA Latino Americana, Company Guaranty,
                               11.625% due 6/1/04 (a)........................           2,261,156
-------------------------------------------------------------------------------------------------
Printing -- 0.6%
   3,000,000        B       Goss Graphic System Inc., Sr. Sub. Notes,
                               12.000% due 10/15/06..........................           3,367,500


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.1%
  $3,225,000        BB+     SIG Capital Trust, Company Guaranteed,
                               9.500% due 8/15/27............................         $ 3,325,781
   2,500,000        BB-     Veritas Capital, Company Guaranteed,
                               10.000% due 1/2/28 (a)........................           2,631,250
-------------------------------------------------------------------------------------------------
                                                                                        5,957,031
-------------------------------------------------------------------------------------------------
Radio & Television Broadcasting -- 1.4%
   2,500,000        B3*     SFX Entertainment Inc., Sr. Sub. Notes,
                               9.125% due 2/1/08.............................           2,450,000
                            TV Azteca SA, Sr. Notes:
   2,300,000        Ba3*       10.125% due 2/15/04...........................           2,357,500
   2,500,000        Ba3*       10.500% due 2/15/07...........................           2,575,000
-------------------------------------------------------------------------------------------------
                                                                                        7,382,500
-------------------------------------------------------------------------------------------------
Real Estate - Commercial -- 0.3%
   1,250,000        BB+     Trizec Finance, Sr. Notes,
                               10.875% due 10/15/05..........................           1,417,188
-------------------------------------------------------------------------------------------------
Specialty Finance -- 2.6%
                            Amresco Inc., Sr Sub. Notes:
   3,250,000        B          10.000% due 3/15/04...........................           3,380,000
     750,000        B          9.875% due 3/15/05............................             770,625
   3,200,000        B2*     Ocwen Capital Trust, Company Guaranteed,
                               10.875% due 8/1/27............................           3,496,000
   2,100,000        BB-     Ocwen Financial Corp., Notes,
                               11.875% due 10/1/03...........................           2,378,250
   3,250,000        B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                               11.000% due 11/1/06...........................           3,542,500
-------------------------------------------------------------------------------------------------
                                                                                       13,567,375
-------------------------------------------------------------------------------------------------
Specialty Retailers -- 0.6%
   1,500,000        B-      Advance Holding Corp., Sr. Discount Notes,
                               step bond to yield 12.875% due 4/15/09........             870,000
   2,100,000        B-      Advance Stores Co., Sr. Sub. Notes,
                               10.250% due 4/15/08 (a).......................           2,173,500
-------------------------------------------------------------------------------------------------
                                                                                        3,043,500
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Telecommunications -- 21.0%
  $3,650,000        NR      Allegiance Telecom Inc., Units,
                               step bond to yield 11.897% due 2/15/08........          $2,016,625
   1,500,000        NR      American Mobile Satellite, Units,
                               12.250% due 4/1/08 (a)........................           1,500,000
                            Colt Telecom Group PLC:
     800,000+       B          Sr. Notes, 10.125% due 11/30/07...............           1,408,933
   5,000,000        NR         Step bond to yield 11.647% due 12/15/06.......           3,975,000
                            Dolphin Telecom PLC:
   4,050,000        Caa1*      Step bond to yield 11.348% due 6/1/08.........           2,349,000
   3,525,000        Caa1*      Step bond to yield 11.625% due 6/1/08.........           2,225,446
                            Espirit Telecom Group PLC, Sr. Notes:
   2,000,000+       B-         11.500% due 12/15/07..........................           1,189,141
   2,300,000        B-         11.500% due 12/15/07..........................           2,478,250
   2,375,000        NR      Facilicom International Inc., Sr. Notes,
                               10.500% due 1/15/08...........................           2,375,000
   4,200,000        NR      FirstWorld Communications, Units,
                               step bond to yield 13.000% due 4/15/08 (a)....           2,100,000
   3,825,000        B2*     Fonorola Inc., Sr. Notes, 12.500% due
                               8/15/02.......................................           4,274,438
   3,900,000        B       Hermes Europe Railtel BV., Sr. Notes,
                               11.500% due 8/15/07...........................           4,416,750
   5,975,000        B       Intermedia Communications of Florida, step
                               bond to yield 11.946% due 5/15/06.............           4,921,906
   8,450,000        B-      Iridum LLC Capital Corp., Company Guaranty,
                               14.000% due 7/15/05...........................           9,485,125
   5,525,000        B+      McLeod USA Inc., Sr. Discount Notes, step bond
                               to yield 10.591% due 3/1/07...................           4,123,031
   6,050,000        NR      Metronet Communications, Sr. Notes,
                               12.000% due 8/15/07 (a).......................           6,972,625
   1,825,000        B       Netia Holdings B.V., Company Guaranty,
                               10.250% due 11/1/07...........................           1,879,750
   8,725,000        B2*     Nextel Communications, Sr. Discount Notes,
                               step bond to yield 11.186% due 8/15/04........           8,430,531
   6,775,000        B       Nextlink Communications, Sr. Notes,
                               12.500% due 4/15/06...........................           7,867,469


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Telecommunications -- 21.0% (continued)
 $ 2,800,000        B3*     Pagemart Nationwide, Inc., Sr. Discount Notes,
                               step bond to yield 13.297% due 2/1/05.........         $ 2,492,000
   6,550,000        Caa2*   Pagemart Wireless Inc., Sr. Discount Notes,
                               step bond to yield 11.250% due 2/1/08 (a).....           4,110,125
   5,025,000        B-      Primus Telecom Group, Sr. Notes,
                               11.750% due 8/1/04............................           5,414,438
   2,725,000        B-      PSINET Inc., Sr. Notes, 10.000% due 2/15/05......           2,772,688
                            Qwest Communications International Inc.:
   2,125,000        B+         Sr. Notes, 10.875% due 4/1/07.................           2,449,063
   6,375,000        B+         Step bond to yield 9.378% due 10/15/07........           4,717,500
                            RCN Corp.:
   4,600,000        B3*        Sr. Discount Notes, step bond to yield
                                 11.171% due 10/15/07........................           3,047,500
   2,350,000        B3*        Sr. Notes, 10.000% due 10/15/07...............           2,479,250
   2,288,000        B-      RSL Communications Ltd., Company
                               Guaranteed, 12.250% due 11/15/06..............           2,605,460
   1,050,000        NR      Startec Global Communications Inc., Private
                               Placement, Units, 12.000% due 5/15/08.........           1,052,625
   2,050,000        NR      Versatel Telecom, Sr. Notes,
                               13.250% due 5/15/08...........................           2,111,500
   2,150,000        NR      WAM!Net Inc., Units, step bond to yield
                               13.130% due 3/1/05............................           1,370,625
-------------------------------------------------------------------------------------------------
                                                                                      108,611,794
-------------------------------------------------------------------------------------------------
Textiles -- 0.4%
   3,650,000+       B       Texon International PLC Corp., Sr. Notes,
                               10.000% due 2/1/08............................           2,072,933
-------------------------------------------------------------------------------------------------
Thrifts -- 2.7%
   2,525,000        B-      BF Saul Reit Inc., Sr. Notes,
                               9.750% due 4/1/08.............................           2,525,000
  10,025,000        B       First Nationwide Parent Holdings Ltd.,
                               Sr. Notes, 12.500% due 4/15/03................          11,378,375
-------------------------------------------------------------------------------------------------
                                                                                       13,903,375
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   Face
  Amount          Ratings                Security                                         Value
-------------------------------------------------------------------------------------------------
Transportation -- 2.0%
  $1,750,000        B+      American Reefer Co. Ltd., First Mortgage,
                               10.250% due 3/1/08 (a)........................         $ 1,758,750
   1,050,000        Ba3*    Enterprises Shipholding Inc., Sr. Notes,
                               8.875% due 5/1/08 (a).........................           1,047,375
                            Sea Containers Ltd., Sr. Notes:
     600,000        BB-        7.875% due 2/15/08 (a)........................             593,250
   3,130,000        BB-        Sr. Sub. Debentures, 12.500% due 12/1/04......           3,536,900
   1,900,000        B1*     Stena Line AB, Sr. Notes, 10.625% due 6/1/08.....           1,928,500
   1,425,000        B3*     TBS Shipping International Ltd., First Mortgage,
                               10.000% due 5/1/05 (a)........................           1,332,375
-------------------------------------------------------------------------------------------------
                                                                                       10,197,150
-------------------------------------------------------------------------------------------------
Transportation Equipment Lessors -- 1.8%
   5,875,000        BB      Airplanes Pass-Through Trust, Corporate
                               Collateralized Mortgage Obligation, Series D,
                               10.875% due 3/15/19...........................           6,629,879
   2,700,000        BB      Morgan Stanley Aircraft Finance,
                               8.700% due 3/15/23............................           2,713,500
-------------------------------------------------------------------------------------------------
                                                                                        9,343,379
-------------------------------------------------------------------------------------------------
Utilities -- 3.2%
                            AES Corp., Sr. Sub. Notes:
   1,200,000        Ba1*       10.250% due 7/15/06...........................           1,320,000
   1,325,000        Ba1*       8.375% due 8/15/07............................           1,338,250
   5,950,000        Ba1*       8.500% due 11/1/07............................           6,083,875
                            Calpine Corp., Sr. Notes:
   3,650,000        Ba2*       10.500% due 5/15/06...........................           4,005,875
   2,400,000        Ba2*       8.750% due 7/15/07............................           2,478,000
   1,195,269        BB      Midland Cogeneration Venture, Sr. Secured Lease
                               Obligation Bond, 10.330% due 7/23/02..........           1,286,409
-------------------------------------------------------------------------------------------------
                                                                                       16,512,409
-------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $450,591,489)...........................         470,714,399
=================================================================================================


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

Shares                                    Security                                       Value
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
STOCKS - 4.9%
-------------------------------------------------------------------------------------------------
Broadcasting-TV, Cable & Radio -- 4.3%
   19,603                   Time Warner Inc., Series M, Preferred,
                               Exchange 10.250%..............................         $22,249,405
-------------------------------------------------------------------------------------------------
Communications - Equipment & Software -- 0.0%
   12,250                   Pagemart Wireless Equipment......................             104,125
-------------------------------------------------------------------------------------------------
Electronics / Computers-- 0.2%
   40,800                   Viasystems Inc., Series B, Preferred
                               Payment-in-Kind...............................             851,700
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
    4,125                   Iridium LLC Corp.................................             577,500
-------------------------------------------------------------------------------------------------
Thrifts -- 0.3%
   63,850                   California Federal Perferred Capital Corp........           1,739,913
-------------------------------------------------------------------------------------------------
                            TOTAL STOCKS
                            (Cost -- $23,760,447)............................          25,522,643
=================================================================================================
-------------------------------------------------------------------------------------------------
WARRANTS -- 0.5%
-------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
    5,425                   Australis Holdings Ltd., Expire 10/30/01 (b).....                   1
    3,375                   Wireless One Inc., Expire 10/19/00 (b)...........                 843
-------------------------------------------------------------------------------------------------
                                                                                              844
-------------------------------------------------------------------------------------------------
Cellular -- 0.0%
   32,175                   Clearnet Communications Inc.,
                               Expire 9/15/05 (a)(b).........................             193,050
-------------------------------------------------------------------------------------------------
Paper Forest Products/Printing -- 0.0%
    4,800                   SD Warren Co., Expire 12/15/06 (b)...............              84,480
-------------------------------------------------------------------------------------------------
Radio & Television Broadcasting -- 0.0%
    8,625                   UIH Australia, Expire 5/15/06 (b)................             103,500
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

Shares                                    Security                                       Value
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.5%
      5,000                 Colt Telecom, Expire 12/31/06....................          $  975,000
      4,725                 Globalstar LP, Expire 2/15/04 (a)(b).............             637,875
      6,050                 Metronet Communications, Class B Shares,
                               Expire 8/15/07 (a)(b).........................             242,000
      3,900                 Nextel Communications Inc.,
                               Expire 4/25/99 (b)............................               5,031
     24,840                 Pagemart Inc., Expire 12/31/03 (b)...............             186,300
      4,475                 Primus Telecommunications, Expire 8/1/04 (b).....             170,050
      4,125                 RSL Communications Ltd., Expire 11/15/06 (a)(b)..             165,000
-------------------------------------------------------------------------------------------------
                                                                                        2,381,256
-------------------------------------------------------------------------------------------------
                            TOTAL WARRANTS
                            (Cost-- $1,059,224)..............................           2,763,130
=================================================================================================
    Face
   Amount                                 Security                                       Value
=================================================================================================
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.8%
-------------------------------------------------------------------------------------------------
$19,317,000                 Chase Securities Inc., 5.500% due 6/1/98;
                            Proceeds at maturity-- $19,325,851;
                            (Fully collateralized by U.S. Treasury Notes,
                            5.500% due 1/31/03; Market value--
                            $19,703,369) (Cost-- $19,317,000)................          19,317,000
=================================================================================================
                            TOTAL INVESTMENTS-- 100%
                            (Cost-- $494,728,160**)..........................        $518,317,172
=================================================================================================

 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Non-income producing security.
   + Represents local currency.
  ** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 18 for definition of ratings.


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited)

                                                                % of
                                                           Total Corporate
Moody's            and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
 Baa                                    BBB                      0.3%
 Ba                                     BB                      23.6
 B                                      B                       67.8
 Caa                                    CCC                      2.8
 NR                                     NR                       5.5
                                                               -----
                                                               100.0%
                                                               =====

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard &Poor's -- Ratings from "A" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements;
                their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 1998 (unaudited)

ASSETS:
   Investments, at value (Cost-- $494,728,160) .............      $ 518,317,172
   Cash ....................................................                491
   Receivable for securities sold ..........................          1,852,450
   Receivable for open forward foreign
     currency contracts (Note 5) ...........................             10,852
   Interest receivable .....................................          9,412,996
-------------------------------------------------------------------------------
   Total Assets ............................................        529,593,961
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ........................          7,916,698
   Dividends payable .......................................          1,295,491
   Investment advisory fees payable ........................            367,739
   Administration fees payable .............................             87,553
   Payable for open forward foreign currency
     contracts (Note 5) ....................................             78,139
   Accrued expenses ........................................            180,075
-------------------------------------------------------------------------------
   Total Liabilities .......................................          9,925,695
-------------------------------------------------------------------------------
Total Net Assets ...........................................      $ 519,668,266
===============================================================================
NET ASSETS:
   Par value of capital shares .............................      $      44,015
   Capital paid in excess of par value .....................        524,531,845
   Overdistributed net investment income ...................            (60,523)
   Accumulated net realized loss from
     security transactions .................................        (28,377,344)
   Net unrealized appreciation on investments
     and foreign currencies ................................         23,530,273
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.81 per share on 44,014,989
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized) .........................      $ 519,668,266
===============================================================================


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1998 (unaudited)

INVESTMENT INCOME:
   Interest ...................................................    $ 12,208,565
   Dividends ..................................................         614,708
-------------------------------------------------------------------------------
   Total Investment Income ....................................      12,823,273
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ..........................       1,172,887
   Administration fees (Note 2) ...............................         260,642
   Shareholder communications .................................          46,986
   Audit and legal ............................................          14,460
   Directors' fees ............................................          10,471
   Registration fees ..........................................           9,225
   Shareholder and system servicing fees ......................           5,385
   Custody ....................................................           5,235
   Other expenses .............................................           4,763
-------------------------------------------------------------------------------
   Total Expenses .............................................       1,530,054
-------------------------------------------------------------------------------
Net Investment Income .........................................      11,293,219
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities) ..         370,878
     Foreign currency transactions ............................         159,816
-------------------------------------------------------------------------------
   Net Realized Gain ..........................................         530,694
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
     Beginning of period ......................................      26,890,410
     End of period ............................................      23,530,273
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation ....................      (3,360,137)
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................      (2,829,443)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations ........................    $  8,463,776
===============================================================================


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1998 (unaudited) and the Year Ended February 28, 1998

                                                               May 31       February 28
========================================================================================
OPERATIONS:
   Net investment income ..............................  $  11,293,219   $  46,590,619
   Net realized gain ..................................        530,694       7,736,886
   Increase (decrease) in net unrealized appreciation .     (3,360,137)      5,091,961
--------------------------------------------------------------------------------------
   Increase in Net Assets From Operations .............      8,463,776      59,419,466
--------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ..............................    (11,355,867)    (47,244,754)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ....................    (11,355,867)    (47,244,754)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net value of shares issued for
     reinvestment of dividends ........................             --      16,479,649
--------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ..........................             --      16,479,649
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets .....................     (2,892,091)     28,654,361

NET ASSETS:
   Beginning of period ................................    522,560,357     493,905,996
--------------------------------------------------------------------------------------
   End of period* .....................................  $ 519,668,266   $ 522,560,357
======================================================================================
*Includes overdistributed net investment income of: ...  $     (60,523)  $    (157,691)
======================================================================================


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited)

   1. Significant Accounting Policies

   Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $372,685 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   2. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

   MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

   3. Investments

   For the three months ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $ 91,247,172
--------------------------------------------------------------------------------
Sales                                                                100,372,550
================================================================================

   At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $24,932,250
Gross unrealized depreciation                                        (1,343,238)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $23,589,012
================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   4. Repurchase Agreements

   The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

   5. Forward Foreign Currency Contracts

   At May 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                            Local      Market     Settlement       Unrealized
Foreign Currency          Currency      Value        Date          Gain (Loss)
================================================================================
To Sell:
British Pound              898,900   $1,459,683     8/24/98       $   (139)
European Currency Units  2,119,313    2,355,106    11/30/98         10,852
German Mark              9,080,017    5,094,320      6/2/98        (78,000)
--------------------------------------------------------------------------------
Total Unrealized Loss on Open
  Forward Foreign Currency Contracts                              $(67,287)
================================================================================

   6. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At May 31, 1998, the Fund had no open futures contracts.

   7. Options Contracts

   Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   At May 31, 1998, the Fund had no open purchased call or put option contracts.

   When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998 (unaudited) (continued)

   The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

   During the year ended May 31, 1998, the Fund did not write any covered call or put options.

   8. Payment-in-Kind Securities

   The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

   9. Capital Loss Carryforward

   At February 28, 1998, the Fund had, for Federal income tax purposes, $27,703,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                              2003          2004        2005
================================================================================
Carryforward Amounts                       $9,349,000    $18,115,000  $239,000
================================================================================

   10. Capital Shares

   During the year ended February 28, 1998, capital stock transactions were as follows:

                                                                 1998
                                                           ------------------
                                                           Shares      Amount
================================================================================
Shares issued on reinvestment                            1,412,894   $16,479,649
================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                    1998(1)       1998       1997       1996       1995      1994(2)
===================================================================================================
Net Asset Value,
  Beginning of Period ...........   $11.87       $11.59     $11.36     $10.88     $12.39     $12.00
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income .........     0.26         1.09       1.12       1.13       1.12       0.98
  Net realized and
    unrealized gain (loss) ......    (0.06)        0.28       0.21       0.65      (1.48)      0.51
---------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations ...............     0.20         1.37       1.33       1.78      (0.36)      1.49
---------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital ............       --           --         --         --       0.00*     (0.02)
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income .........    (0.26)       (1.09)     (1.08)     (1.27)     (1.00)     (0.96)
  Net realized gains ............       --           --         --         --      (0.15)     (0.12)
  Capital .......................       --           --      (0.02)     (0.03)        --         --
---------------------------------------------------------------------------------------------------
Total Distributions .............    (0.26)       (1.09)     (1.10)     (1.30)     (1.15)     (1.08)
---------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period .................   $11.81       $11.87     $11.59     $11.36     $10.88     $12.39
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value .........    (0.47)%++    10.96%     15.37%     18.83%      0.14%      6.85%++
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value** ....     1.73%++     12.43%     12.65%     17.80%     (2.18)%    12.67%++
---------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions) ......     $520         $523       $494       $477       $457       $520
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses ......................     1.16%+       1.18%      1.20%      1.24%      1.24%      1.19%+
  Net investment income .........     8.57+        9.19       9.89       9.74       9.96       8.74+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate .........       18%          94%        61%        73%        62%       108%
---------------------------------------------------------------------------------------------------
Market Value, End of Period .....  $11.438      $11.750    $11.625    $11.125    $10.500    $11.750
===================================================================================================

(1) For the three months ended May 31, 1998 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
 *  Amount represents less than $0.01.
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Net Realized             Net Increase
                                                            and Unrealized           in Net Assets
                   Investment          Net Investment        Gain (Loss)                 From
                     Income                Income           on Investments            Operations
              ---------------------------------------------------------------------------------------
Quarter                      Per                   Per                   Per                     Per
 Ended           Total      Share      Total      Share       Total     Share        Total      Share
=====================================================================================================
May 31,
   1996       $13,001,508   $0.31   $11,542,616   $0.27   $(7,102,523) $(0.17)     $4,440,093   $0.10
August 31,
   1996        13,247,484    0.31    11,804,210    0.29    (7,860,018)  (0.19)      3,944,192    0.10
November 30,
   1996        13,267,331    0.31    11,856,227    0.28    15,505,326    0.37      27,361,553    0.65
February 28,
   1997        13,188,573    0.31    11,798,385    0.28     8,827,165    0.20      20,625,550    0.48
May 31,
   1997        13,200,189    0.31    11,741,167    0.27    (5,289,541)  (0.12)      6,451,626    0.15
August 31,
   1997        13,358,455    0.31    11,846,555    0.28    12,682,793    0.29      24,529,348    0.57
November 30,
   1997        12,745,541    0.29    11,250,534    0.26     1,354,794    0.03      12,605,328    0.29
February 28,
   1998        13,288,741    0.30    11,752,363    0.27     4,080,801    0.09      15,833,164    0.36
May 31,
   1998        12,823,273    0.29    11,293,219    0.26    (2,829,443)  (0.06)      8,463,776    0.19
=====================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                                     Dividend
                           NYSE         Net Asset     Dividend     Reinvestment
                       Closing Price      Value         Paid           Price
===============================================================================
March 31, 1996            $10.875       $11.18         $0.093        $10.79
April 30, 1996             10.750        11.20          0.093         10.74
May 31, 1996               10.625        11.18          0.093         10.56
June 30, 1996              10.625        11.07          0.091         10.71
July 31, 1996              10.875        10.98          0.091         10.97
August 31, 1996            11.000        11.01          0.091         11.01
September 30, 1996         11.125        11.27          0.091         11.13
October 31, 1996           11.125        11.21          0.091         11.19
November 30, 1996          11.250        11.38          0.091         11.16
December 31, 1996          11.250        11.46          0.091         11.27
January 31, 1997           11.625        11.50          0.091         11.48
February 28, 1997          11.625        11.59          0.091         11.62
March 31, 1997             11.375        11.29          0.091         11.35
April 30, 1997             11.500        11.26          0.091         11.22
May 31, 1997               11.625        11.47          0.091         11.45
June 30, 1997              11.750        11.62          0.091         11.65
July 31, 1997              12.000        11.84          0.091         11.69
August 31, 1997            11.875        11.77          0.091         11.76
September 30, 1997         12.000        11.94          0.091         11.90
October 31, 1997           11.750        11.82          0.091         11.78
November 30, 1997          12.125        11.78          0.091         11.76
December 31, 1997          12.3125       11.82          0.091         11.80
January 31, 1998           12.500        11.89          0.091         11.82
February 28, 1998          11.750        11.87          0.091         11.87
March 31, 1998             11.5625       11.90          0.086         11.87
April 30, 1998             11.375        11.84          0.086         11.88
May 31, 1998               11.4375       11.81          0.086         11.81
================================================================================

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

   If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

   If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at (800) 331-1710.

                             ---------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                                     Managed
                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.

Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 7/98